LEASE

                            Section I
                             Parties


     This lease is made between Mobile Design Concepts, Inc., a Nevada corporation, as lessor, and Tina Poulsen, as lessee.

                           Section II
                 Description of Leased Premises

     Lessor hereby leases to lessee and lessee hereby leases from lessor, one mobile kiosk building structure approximately 120 square feet in size with one door, a drive-through window, stucco exterior, and a pitched roof, referred to below as the building or premises.

                           Section III
                              Term

     The building is leased for a term to commence on March 20, 2001, and to end on March 20, 2004, or on such earlier date as this lease may terminate as provided below, except that, if any such date falls on a Sunday or a holiday, then this lease shall end on the business day next preceding the above-mentioned date.

                           Section IV
                              Rent

     The monthly rent shall be as follows:

     March 20, 2001 to March 20, 2002  $1,000.00 per month
     March 20, 2002 to March 20, 2003  $1,125.00 per month
     March 20, 2003 to March 20, 2004  $1,250.00 per month

Said rent shall be payable in equal monthly installments, in advance on the first day of each calendar month during the term as stated above.

                            Section V
                        Security Deposit

     Lessee shall deposit with Lessor upon execution of this Lease the sum of One Thousand and no/100 ($1,000.00) Dollars as a Security Deposit. The Security Deposit shall be held by Lessor, with no obligation to pay interest, as security for the performance of all covenants and agreements by lessee hereunder. Lessor may at anytime or times apply all or any portion thereof in payment of any amounts due lessor from lessee. Upon termination of the Lease and full performance of all of lessee's obligations hereunder, so much of the Security Deposit as remains unapplied shall be returned to lessee.
                                      1

                           Section VI
                        Use and Occupancy

     Lessee shall use and occupy the premises primarily for use as a drive-through coffee and espresso unit, and for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

                           Section VII
                    Place for Payment of Rent

     Lessee shall pay rent, and any additional rent as provided below, to lessor at lessor's below stated address, or at such other place as lessor may designate in writing, without demand and without counterclaim, deduction or setoff.

                          Section VIII
                   Care and Repair of Premises

     Lessee shall commit no act of waste and shall take good care of the premises and the fixtures and appurtenances therein, and shall, in the use and occupancy of the premises, conform to all laws, orders, and regulations of the federal, state and municipal governments or any of their departments. Lessor shall make all necessary repairs to the premises, except where the repair has been made necessary by misuse or neglect by lessee or lessee's agents, servants, visitors or licensees. All improvements made by lessee to the premises which are so attached to the premises that they cannot be removed without material injury to the premises, shall become the property of lessor upon installation.

     Not later than the last day of the term lessee shall, at lessee's expense, remove all of lessee's personal property and those improvements made by lessee which have not become the property of lessor, including trade fixtures, cabinet work, movable paneling, partitions and the like; repair all injury done by or in connection with the installation or removal of the property and improvements; and surrender the premises in as good condition as they were at the beginning of the term, reasonable wear, and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by lessee or lessee's agent, servants, visitors or licensees, excepted. All property of lessee remaining on the premises after the last day of the term of this lease shall be conclusively deemed abandoned and may be removed by lessor, and lessee shall reimburse lessor for the cost of such removal. Lessor may have any such property stored at lessee's risk and expense.

                           Section IX
             Alterations, Additions or Improvements

     Lessee shall not, without first obtaining the written consent of lessor, make any alterations, additions or improvements in, to or about the premises.

                            Section X
 Prohibition Against Activities Increasing Fire Insurance Rates

     Lessee shall not do or suffer anything to be done on the premises which will cause an increase in the rate of fire insurance on the building.

                                       2


                           Section XI
             Accumulation of Waste of Refuse Matter

     Lessee shall not permit the accumulation of waste or refuse matter on the leased premises or anywhere in or near the building.

                           Section XII
                           Abandonment

     Lessee shall not, without first obtaining the written consent of the lessor, abandon the premises, or allow the premises to become vacant or deserted.

                          Section XIII
                     Assignment of Sublease

     Lessee shall not, without first obtaining the written consent of the lessor, assign, mortgage, pledge or encumber this lease, in whole or in part, or sublet the premises or any part of such premises. This covenant shall be binding upon the legal representatives of lessee, and upon every person to whom lessee's interest under this lease passes by operation of law, but shall not apply to an assignment or subletting to the parent or subsidiary of a corporate lessee or to a transfer of the leasehold interest occasioned by a consolidation or merger involving such lessee.

                           Section XIV
              Compliance with Rules and Regulations

     Lessee shall observe and comply with the rules and regulations set forth below, which are made part of this agreement, and with such further reasonable rules and regulations as lessor may adopt, on written notice to the lessee, for the safety, care, and cleanliness of the building and the present comfort, quiet and convenience of lessor.

                           Section XV
                     Utilities and Insurance

     Lessee shall pay for any heat, air conditioning, water, sewer, electricity, gas, real estate taxes, outside maintenance and disposal which are furnished to the building. Lessee shall be responsible for any telephone charges for lessees operations at Premises. Lessee shall obtain comprehensive liability insurance and personal property insurance protection from an insurance company licensed to do business in Utah, naming lessor as an additional insured, and in the limits of not less than $1,000,000.00 for personal injury, bodily injury, sickness disease or death or damage to or destruction of property (including loss of use thereof) for any one occurrence. Lessee shall furnish on demand by Lessor a certificate evidencing such insurance, which will allow for 30 days' prior written notice to Lessor of any termination or change in such coverage.

                           Section XVI
                       Damages to Building

     If the building is damaged by fire or any other cause to such extent that the cost of restoration as reasonably estimated by lessor, will equal or exceed fifty percent (50%) of the replacement value of the building (exclusive of foundations) just prior to the occurrence of the damage, then lessor may, no later than the 30th day following the damage, give lessee a notice of election to terminate this lease, or if the cost of restoration will equal or exceed fifty percent (50%) of such replacement value and if the premises shall not be reasonably usable for the purposes for which they are leased under this agreement, then lessee may, no later than the 30th day following the damage, give lessor a notice of election to terminate this lease. In event of either such election this lease shall be deemed to terminate on the 30th day after the giving of such notice, and lessee shall surrender possession of the premises within a reasonable time thereafter, and the rent, and any additional rent, shall be apportioned as of the date of the surrender and any rent paid for any period beyond such date shall be repaid to lessee.

     In any case in which use of the premises is affected by any damage to the building, there shall be either an abatement or an equitable reduction in rent depending on the period for which and the extent to which the premises are not reasonably usable for the purpose for which they are leased under this agreement. The words "restoration" and "restore" as used in this Section XVII shall include repairs. If the damage results from the fault of the lessee, or lessee's agents, servants, visitors or licensees, lessee shall not be entitled to any abatement or reduction of rent, except to the extent, if any, that lessor receives the proceeds of rent insurance in lieu of such rent.

                          Section XVII
                     Waivers of Subrogation

     Lessor and lessee each hereby waive any and all rights of recovery against the other or against the directors, officers, shareholders, partners, employees, agents and representatives of the other, on account of loss or damage of such waiving party or its property, or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage. Lessee shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier(s) that the foregoing mutual waiver of subrogation is contained in this Lease. The waivers set forth herein shall be required to the extent that same are available from each party's insurer without additional premium; if an extra charge is incurred to obtain such waiver, it shall be paid by the party in whose favor the waiver runs within fifteen (15) days after written notice from the other party.

                          Section XVIII
                         Eminent Domain

     If the cost of restoration as estimated by lessor shall amount to less than fifty percent (50%) of the replacement value. of the building, or if, despite the cost, lessor does not elect to terminate this Lease, lessor shall restore the building and the premises with reasonable promptness, subject to delays beyond lessor's control and delays in the making of insurance adjustments between lessor and its insurance carrier, and lessee shall have no right to terminate this lease except as herein provided. Lessor need not restore fixtures and improvements owned by lessee.

     If the premises or any part of the premises or any estate therein, or any other part of the building materially affecting lessee's use of the premises, be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date and any rent paid for any period beyond such date shall be repaid to lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu of such payment, but lessee may file a claim for any taking of fixtures

                                       4


and improvements owned by lessee, and for moving expenses.

                           Section XIX
                  Lessor's Remedies on Default

     If lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions of this agreement, lessor may give lessee notice of such default and if lessee does not cure any rent, or additional rent, default within ten (10) days, or other default within thirty
(30) days, after the giving of such notice ( or if such other default is of such nature that it cannot be completely cured within such period, if lessee does not commence such curing within such
(30) days and thereafter proceed with reasonable diligence and in good faith to cure such default), then lessor may terminate this lease on not less than thirty (30) days' notice to lessee. On the date specified in the notice the term of this lease shall terminate and lessee shall remain liable as provided below. If this lease shall have been so terminated by lessor, lessor may at any time thereafter resume possession of the premises by any lawful means and remove lessee or other occupants and their effects.

                           Section XX
                           Deficiency

     In any case where lessor has recovered possession of the premises by reason of lessee's default, lessor may, at lessor's option, occupy the premises or cause the premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the premises or any part of the premises as agent of lessee or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of this lease, at lessor's optionor and receive the rent therefor. Rent so received shall be applied first to the payment of such expenses as lessor may have insured in connection with the recovery of possession redecorating, altering, dividing, consolidating with other adjoining premises, or other-wise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorneys' fees, and then to the payment of damages in amounts equal to the rent under this agreement and to the cost and expenses of performance of the other covenants of lessee as herein provided. Lessee agrees, in any such case, whether or not lessor has relet, to pay to lessor damages equal to the rent and other sums herein agreed to be paid by lessee, less the net proceeds of the reletting, if any, and the damages shall be payable by lessee on the several rent days above specified. In reletting the premises, lessor may grant rent concessions, and lessee shall not be credited with such concessions. No such reletting shall constitute a surrender and acceptance or be deemed evidence of a surrender and acceptance. If lessor elects, pursuant to this agreement, actually to occupy and use the premises or any part of the premises during any part of the balance of the term as originally fixed or since extended, there shall be allowed against lessee's obligation for rent or damages as herein defined, during the period of lessor's occupancy, the reasonable value of such occupancy, not to exceed in any event the rent herein reserved and such occupancy shall not be construed as a relief of lessee's liability under this agreement.

     Lessee hereby waives all right of redemption to which lessee or any person claiming under lessee might be entitled by any law now or hereafter in force. Lessor's remedies under this agreement are in addition to any remedy allowed by law. Lessor shall be entitled to recover reasonable attorney's fees and costs in the enforcement of any provision of this Lease

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
against lessee.

                           Section XXI
Effect of Failure to Insist on Strict Compliance with Conditions

     The failure of either party to insist on strict performance of any covenant or condition of this agreement, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition, or option in any other instance. This Lease cannot be changed or terminated orally.

                          Section XXII
              Collection of Rent from Any Occupant

     If the premises are sublet or occupied by anyone other than lessee and lessee is in default under this agreement, or if this lease is assigned by lessee, lessor may collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to the rent herein reserved. No such collection shall be deemed a waiver of the covenant herein against assignment and subletting, or the acceptance of such assignee, subtenant, or occupant as lessee, or a release of lessee from further performance of the covenants herein contained.

                          Section XXIII
                     Subordination of Lease

     This lease shall be subject and subordinate to all underlying leases and to mortgages and trust deeds which may now or hereafter affect such leases or the real property of which the premises form a part, and also to all renewals, modifications, consolidations, and replacements of the underlying leases and mortgages and trust deeds. Although no instrument or act on the part of lessee shall be necessary to effectuate such subordination, lessee will nevertheless, execute and deliver such further instruments confirming such subordination of this lease as may be desired by the holders of the mortgages and trust deeds or by any of the lessors under such underlying leases. Lessee hereby appoints lessor attorney in fact, irrevocably, to execute and deliver any such instrument for lessee. If any underlying lease to which this lease is subject terminates, lessee shall, on timely request, attorn to the owner of the reversion.

                           Section XXIV
             Lessor's Right to Cure Lessee's Breach

     If lessee breaches any covenant or condition of this lease, lessor may, on reasonable notice to lessee (except that no notice need be given in case of emergency), cure such breach at the expense of lessee and the reasonable amount of all expenses, including attorneys' fees, incurred by lessor in so doing (whether paid by lessor or not) shall be deemed additional rent payable on demand.

                           Section XXV
                         Mechanics' Lien

     Lessee shall within 10 days after notice from lessor discharge any mechanics' liens for materials or labor claimed to have been furnished to the premises on lessee's behalf

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                          Section XXVI
                             Notices

     Any notice by either party to the other shall be in writing and shad be deemed to have been duly given only if delivered personally or sent by registered or certified mail in an addressed postpaid envelope; if to lessee, at the above described building; if to lessor, at lessor's address as set forth above; or, to either, at such other address as lessee or lessor, respectively, may designate in writing. Notice shall be deemed to have been duly given, if delivered personally, upon delivery, and if mailed, upon the 3rd day after the mailing of such notice.

                          Section XXVII
      Lessor's Right to Inspection, Repair, and Maintenance

     Lessor may enter the premises at any reasonable time, upon adequate notice to lessee (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs, replacements, or additions in, to, on or about the premises or the building, as lessor deems necessary or desirable. Lessee shall have no claim or cause of action against lessor by reason of such entry except as provided in Section XXXIII of this agreement.

                         Section XXVIII
                 Interruption of Services or Use

     Interruption or curtailment of any service maintained in the building, if caused by strikes, mechanical difficulties, or any causes beyond lessor's control whether similar or dissimilar to those enumerated, shall not entitle lessee to any claim against lessor or to any abatement in rent, and shall not constitute constructive or partial eviction, unless lessor fails to take such measures as may be reasonable in the circumstances to restore the service without undue delay. If the premises are rendered untenantable in whole or in part, for a period of 30 business days, by the making of repairs, replacements, or additions, other than those made with lessee's consent or caused by misuse or neglect by lessee or lessee's agents, servants, visitors, or licensees, there shall be a proportionate abatement of rent during the period of such untenantability.

                          Section XXIX
                Conditions of Lessor's Liability

     Lessee shall not be entitled to claim a constructive eviction from the premises unless lessee shall have first notified lessor in writing of the condition or conditions giving rise to such eviction, and, if the complaints be justified, unless lessor shall have failed within a reasonable time after receipt of such notice to remedy such conditions.

                           Section XXX
                 Lessor's Right to Show Premises

     Lessor may show the premises to prospective purchasers and mortgagees and, during the 3 months prior to termination of this lease, to prospective tenants, during business hours upon reasonable notice to lessee.

                          Section XXXI
                 Effect of Other Representations

     No representations or promises shall be binding on the parties to this agreement except those representations and promises contained herein or in sum future writing signed by the party making such representations or promises.

                          Section XXXII
                       Peaceful Enjoyment

     Lessor covenants that if, and so long as, lessee pays the rent, and any additional rent as herein provided, and performs the covenants of this lease, lessee shall peaceably and quietly have, hold, and enjoy the premises for the term herein mentioned, subject to the provisions of this lease.

                         Section XXXIII
     Lessee's Certification as to Force and Effect of Lease

     Lessee shall from time to time, upon not less than 3 days' prior written request by lessor, execute, acknowledge and deliver to lessor a written statement certifying that the lease is unmodified in full force and effect, or that the lease is in full force and effect as modified and listing the instruments of modification; the dates to which the rents and other charges have been paid; and, whether or not to the best of lessee's knowledge lessor is in default under this lease and, if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of lessor's interest or mortgagee of lessor's interest or assignee of any mortgage upon lessor's interest in the building.

                          Section XXXIV
                      Waiver of Jury Trial

     To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this lease or the premises.


                          Section XXXV
                         Indemnification

     Lessor shall not be liable and lessee hereby waives all claims against lessor for any damage to any property or any injury to any person in or about the Premises or other portions of the Building by or from any cause whatsoever, including without Stations rain or water leakage of any character from the roof, windows, walls, basement, pipes, pluming works or appliances, of the Building not being in good condition or repair, gas, fire, oil electricity, theft, or by the acts or omissions of other tenants of the Building; except that lessor will indemnify and hold lessee harmless from such claims to the extent caused by the gross negligence or willful act of lessor, or its agents, employees or contractors. Lessee shall hold lessor harmless from and defend lessor against any and all claims, liability or costs (including court costs and attorneys' fees) for any damage to any property or any injury to any person occurring in, on or about the Premises or other portions of the Building when such injury or damage shall be caused by or arise from, in part or in whole, (a) the act, neglect, fault or omission to meet the standards imposed by any duty with respect to the injury or damage, by Lessee, its agents, servants, employees or invitees; (b) the conduct or management of any work or thing whatsoever done by lessee in or about the Premises or from transactions of lessee concerning the Premises; or (c) any breach or default on or part of lessee in the performance of any covenant or agreement on the part of lessee to be performed pursuant to this Lease. The provisions of this Section shall survive the termination of this Lease with respect to any claims or liability arising prior to such termination.


                          Section XXXVI
                        Section Headings

     The Section headings in this lease are intended for convenience only and shall not be taken into consideration in any construction or interpretation of this lease or any of its provisions.

                         Section XXXVII
            Binding Effect on Successors and Assigns

     The provisions of this lease shall apply to, bind, and inure to the benefit of lessor and lessee, and their respective heirs, successors, legal representatives, and assigns. It is understood that the term "lessor" is used in this lease mans only the owner, a mortgagee in possession, or a term lessee of the building, so that in the event of any sale of the building or any lease of the building, or if a mortgagee shall take possession of the premises, the lessor named herein shall be entirely freed and relieved of all covenants and obligations of lessor subsequently accruing under this agreement it shall be deemed without further agreement that the purchaser, the term lessee of the building, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of the lessor under this agreement.

                         Section XXXVIII
                      Rules and Regulations

     1 . No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of Building, except on the glass of the doors and windows of the Premises and on the directory board, and then only of such color, size, style and material as shall be first specified by the lessor in , endorsed on this lease. No showcase shall be placed in front of Building by lessee, without the written consent of lessor endorsed on this lease. The lessor reserves the right to remove all other signs and showcases without notice to the Lessee, at the expense of the lessee. At the expiration of the term Lessee is to remove all his signs from such windows, doors and directory board.

     2. Lessee shall not put up or operate any steam engine, boiler, machinery or stove upon the Premises, or carry on any mechanical business on Premises, or use or store inflammable fluids in Premises without the written consent of the lessor first had and endorsed on this Lease, and all stoves which may be allowed in the Premises shall be placed and set up according to the city ordinance.

     3. No additional locks shall be placed upon any doors of Premises without the written consent of the lessor first had and endorsed upon this Lease; and the lessee will not permit any duplicate keys to be made (all necessary keys to be furnished by lessor) and upon the termination of this lease, lessee will surrender all keys of Premises and Building.

     4. All safes shall be carried into Premises at such times and in such a manner as shall be specified by the lessor; -the lessor shall in all cases retain the power to prescribe the proper position of such safes, and any damage done to the Building by taking in or putting out a safe, or from overloading the floor with any safe, shall be paid by the lessee.

     5. No person or persons other than the janitor of this Building shall be employed by lessee for the purpose of taking charge of Premises without the written consent of lessor first had and endorsed upon this Lease. Any person or persons so employed by lessee (with the written consent of the lessor) must be subject to and under the control and direction of the janitor of the Building in all things in the Building and outside of the Premises. The agent and janitor of the Building shall at all times keep a pass key and be allowed admittance to the Premises, to cover any emergency of fire, or required examination that may arise.

     6. The Premises leased shall not be used for the purpose of lodging or sleeping rooms or for any immoral or illegal purpose.

     7. The rent of an office will include occupancy of office, water to lessor's standard fixtures, heat and elevator service during reasonable working hours; but lessor shall not be liable for any damages from the stoppage of water, heat or elevator service.

     8. If lessee desires facsimile or telephonic connections, the lessor will direct the electrician as to where and how the wires are to be introduced, and without such written directions endorsed on this lease no boring or cutting for wires will be permitted.

     9. If lessee desires Venetian or other awnings or shades over and outside of the windows, to be erected at the lessee's expense, they must be of such shape, color, material and make as may be prescribed by the lessor in writing on this Lease.

     10.  Birds, dogs or other animals shall
not be allowed in the Building. All tenants and occupants must observe strict care not to leave their windows open when it rains or snows, and for any default or carelessness in these respects, or any of them, shall make good all injuries sustained by other tenants, and also all damage to the Building resulting from such default or carelessness.

     11. No packages, merchandise or other effects shall be allowed to remain in the halls at any time.

     12. The lessor reserves the right to make such other and further reasonable rules and regulations as in his judgment may from time to time be needful for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

     13. It is understood and agreed between the lessee and the lessor that no assent or consent to change in or waiver of any part of this lease has been or can be made unless done in writing and endorsed hereon by the lessor; and in such case it shall operate only for the time and purpose in this lease expressly stated.

     Dated March 23, 2001


LESSEE:                            LESSOR:

Tina Poulsen                       Mobile Design Concepts, Inc.

By:  /s/                           By:  /s/
                                        Its President





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